                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


I  RECONCILIATION OF COLLECTION ACCOUNT:
     End of Period Collection Account Balance as of Prior Payment Date:                                                   260,942.57
     Available Funds:
        Contract Payments due and received in this period                                                               1,415,356.58
        Contract Payments due in prior period(s) and received in this period                                              146,690.70
        Contract Payments received in this period for next period                                                          43,616.38
        Sales, Use and Property Tax payments received                                                                      83,894.35
        Prepayment Amounts related to early termination in this period                                                    169,998.32
        Servicer Advance                                                                                                   92,833.72
        Proceeds received from recoveries on previously Defaulted Contracts                                                     0.00
        Transfer from Reserve Account                                                                                       2,312.30
        Interest earned on Collection Account                                                                               1,486.05
        Interest earned on Affiliated Account                                                                                  91.53
        Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                             0.00
        Amounts paid per Contribution and Servicing Agreement Section 7.01
          (Substituted contract < Predecessor contract)                                                                         0.00
        Amounts paid under insurance policies                                                                                   0.00
        Maintenance, Late Charges and any other amounts                                                                         0.00
                                                                                                            ------------------------
        Total Available Funds                                                                                           2,217,222.50
        Less: Amounts to be Retained in Collection Account                                                                215,260.34
                                                                                                            ------------------------
        AMOUNT TO BE DISTRIBUTED                                                                                        2,001,962.16
                                                                                                            ========================

        DISTRIBUTION OF FUNDS:
           1.  To Trustee -  Fees                                                                                               0.00
           2.  To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                 146,690.70
           3.  To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                    a) Class A1 Principal and Interest                                                                          0.00
                    a) Class A2 Principal (distributed after A1 Note matures) and Interest                                      0.00
                    a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest                       1,537,589.02
                    b) Class B Principal and Interest                                                                      35,203.23
                    c) Class C Principal and  Interest                                                                     39,776.31
                    d) Class D Principal and Interest                                                                      40,172.81
                    e) Class E Principal and Interest                                                                      40,961.94

           4.  To Reserve Account for Requirement per Indenture Agreement Section 3.08                                          0.00
           5.  To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                    a) Residual Interest (Provided no Restricting or Amortization Event in effect)                          3,846.42
                    b) Residual Principal (Provided no Restricting or Amortization Event in effect)                        62,166.83
                    c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)               2,312.30
           6.  To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                  85,471.93
           7.  To Servicer, Servicing Fee and other Servicing Compensations                                                 7,770.67
                                                                                                            ------------------------
           TOTAL FUNDS DISTRIBUTED                                                                                      2,001,962.16
                                                                                                            ========================

                                                                                                            ------------------------
           End of Period Collection Account Balance {Includes Payments in Advance
             & Restricting Event Funds (if any)}                                                                          215,260.34
                                                                                                            ========================

II.  RESERVE ACCOUNT

Beginning Balance                                                                                                      $2,182,541.24
           - Add Investment Earnings                                                                                        2,312.30
           - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                     0.00
           - Less Distribution to Certificate Account                                                                       2,312.30
                                                                                                            ------------------------
End of period balance                                                                                                  $2,182,541.24
                                                                                                            ========================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                             $2,182,541.24
                                                                                                            ========================


                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003




III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                  Pool A                                           15,846,889.19
                  Pool B                                            2,284,311.50
                                                           ---------------------
                                                                                                          18,131,200.69

Class A Overdue Interest, if any                                            0.00
Class A Monthly Interest - Pool A                                      76,065.07
Class A Monthly Interest - Pool B                                      10,964.70

Class A Overdue Principal, if any                                           0.00
Class A Monthly Principal - Pool A                                  1,200,901.77
Class A Monthly Principal - Pool B                                    249,657.48
                                                           ---------------------
                                                                                                           1,450,559.25
Ending Principal Balance of the Class A Notes
                   Pool A                                          14,645,987.42
                   Pool B                                           2,034,654.02
                                                           ---------------------                 ----------------------
                                                                                                          16,680,641.44
                                                                                                 ======================


Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $190,972,000      Original Face $190,972,000      Balance Factor
     $  0.455720                       $          7.595665             8.734601%




IV.   CLASS A NOTE
PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                   Class A1                                                 0.00
                   Class A2                                                 0.00
                   Class A3                                        18,131,200.69
                                                           ---------------------
                                                                                                          18,131,200.69
Class A Monthly Interest
                   Class A1 (Actual Number Days/360)                        0.00
                   Class A2                                                 0.00
                   Class A3                                            87,029.77

Class A Monthly Principal
                   Class A1                                                 0.00
                   Class A2                                                 0.00
                   Class A3                                         1,450,559.25
                                                           ---------------------
                                                                                                           1,450,559.25
Ending Principal Balance of the Class A Notes
                   Class A1                                                 0.00
                   Class A2                                                 0.00
                   Class A3                                        16,680,641.44
                                                           ---------------------                 ----------------------
                                                                                                          16,680,641.44
                                                                                                 ======================

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003




V.   CLASS B NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class B Notes
                     Pool A                                           362,159.67
                     Pool B                                            52,193.50
                                                           ---------------------                             414,353.17

         Class B Overdue Interest, if any                                   0.00
         Class B Monthly Interest - Pool A                              1,789.67
         Class B Monthly Interest - Pool B                                257.92
         Class B Overdue Principal, if any                                  0.00
         Class B Monthly Principal - Pool A                            27,449.18
         Class B Monthly Principal - Pool B                             5,706.46
                                                           ---------------------
                                                                                                              33,155.64
         Ending Principal Balance of the Class B Notes
                     Pool A                                           334,710.49
                     Pool B                                            46,487.04
                                                           ---------------------                 ----------------------
                                                                                                             381,197.53
                                                                                                 ======================


Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
Original Face $4,365,000    Original Face $4,365,000     Balance Factor
$      0.469093                  $     7.595794                 8.733048%


VI.  CLASS C NOTE PRINCIPAL BALANCE
         Beginning Principal Balance of the Class C Notes
                     Pool A                                           407,673.65
                     Pool B                                            58,803.65
                                                           ---------------------
                                                                                                             466,477.30

         Class C Overdue Interest, if any                                   0.00
         Class C Monthly Interest - Pool A                              2,164.07
         Class C Monthly Interest - Pool B                                312.15
         Class C Overdue Principal, if any                                  0.00
         Class C Monthly Principal - Pool A                            30,880.33
         Class C Monthly Principal - Pool B                             6,419.76
                                                           ---------------------
                                                                                                              37,300.09
         Ending Principal Balance of the Class C Notes
                     Pool A                                           376,793.32
                     Pool B                                            52,383.89
                                                           ---------------------                  ---------------------
                                                                                                             429,177.21
                                                                                                 ======================



Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
Original Face $4,910,955    Original Face $4,910,955     Balance Factor
$     0.504224                  $        7.595282           8.739180%

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003



VII. CLASS D NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class D Notes
                     Pool A                                           407,673.65
                     Pool B                                            58,803.65
                                                           ---------------------
                                                                                                             466,477.30

         Class D Overdue Interest, if any                                   0.00
         Class D Monthly Interest - Pool A                              2,510.59
         Class D Monthly Interest - Pool B                                362.13
         Class D Overdue Principal, if any                                  0.00
         Class D Monthly Principal - Pool A                            30,880.33
         Class D Monthly Principal - Pool B                             6,419.76
                                                           ---------------------
                                                                                                              37,300.09
         Ending Principal Balance of the Class D Notes
                     Pool A                                           376,793.32
                     Pool B                                            52,383.89
                                                           ---------------------                  ---------------------
                                                                                                             429,177.21
                                                                                                  =====================

Interest Paid Per $1,000    Principal Paid Per $1,000     Ending Principal
Original Face $4,910,955    Original Face $4,910,955      Balance Factor
$     0.584962              $        7.595282                      8.739180%




VIII.   CLASS E NOTE PRINCIPAL BALANCE
         Beginning Principal Balance of the Class E Notes
                     Pool A                                           407,673.65
                     Pool B                                            58,803.65
                                                           ---------------------
                                                                                                             466,477.30

         Class E Overdue Interest, if any                                   0.00
         Class E Monthly Interest - Pool A                              3,200.24
         Class E Monthly Interest - Pool B                                461.61
         Class E Overdue Principal, if any                                  0.00
         Class E Monthly Principal - Pool A                            30,880.33
         Class E Monthly Principal - Pool B                             6,419.76
                                                           ---------------------
                                                                                                              37,300.09
         Ending Principal Balance of the Class E Notes
                     Pool A                                           376,793.32
                     Pool B                                            52,383.89
                                                           ---------------------
                                                                                                  ---------------------
                                                                                                             429,177.21
                                                                                                  =====================


Interest Paid Per $1,000    Principal Paid Per $1,000    Ending Principal
Original Face $4,910,955    Original Face $4,910,955     Balance Factor
$     0.745649              $        7.595282                     8.739180%


                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE

         Beginning Residual Principal Balance
                     Pool A                                           678,963.24
                     Pool B                                            97,832.45
                                                           ---------------------
                                                                                                             776,795.69

         Residual Interest - Pool A                                     3,365.63
         Residual Interest - Pool B                                       480.79
         Residual Principal - Pool A                                   51,467.22
         Residual Principal - Pool B                                   10,699.61
                                                           ---------------------
                                                                                                              62,166.83
         Ending Residual Principal Balance
                     Pool A                                           627,496.02
                     Pool B                                            87,132.84
                                                           ---------------------              -------------------------
                                                                                                             714,628.86
                                                                                              =========================


X.   PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                      7,770.67
         - Servicer Advances reimbursement                                                                   146,690.70
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                    85,471.93
         Total amounts due to Servicer                                                        -------------------------
                                                                                                             239,933.30
                                                                                              =========================

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


XI.  AGGREGATE DISCOUNTED CONTRACT BALANCE

     POOL A
            Aggregate Discounted Contract Balance, as defined in Indenture
              Agreement, at the beginning of the related Collection Period                                18,111,033.21

            Aggregate Discounted Contract Balance of Additional Contracts
              acquired during Collection Period                                                                    0.00

            Decline in Aggregate Discounted Contract Balance                                               1,372,459.17

            Aggregate Discounted Contract Balance, as defined in Indenture
              Agreement, at the Contract Balance Collection Period                                     ----------------
                                                                                                          16,738,574.04
                                                                                                       ================
            Components of Decline in Aggregate Discounted Contract Balance:
                - Principal portion of Contract Payments  and Servicer Advances       1,203,355.89

                - Principal portion of Prepayment Amounts                               169,103.28

                - Principal portion of Contracts repurchased under Indenture
                    Agreement Section 4.02                                                    0.00

                - Aggregate Discounted Contract Balance of Contracts that have
                    become Defaulted Contracts during the Collection Period                   0.00

                - Aggregate Discounted Contract Balance of Substitute
                    Contracts added during Collection Period                                  0.00

                - Aggregate Discounted Contract Balance of Predecessor
                    Contracts withdrawn during Collection Period                              0.00
                                                                                   ---------------
                         Total Decline in Aggregate Discounted Contract Balance       1,372,459.17
                                                                                   ===============

     POOL B
            Aggregate Discounted Contract Balance, as defined in Indenture
              Agreement, at the beginning of the related Collection Period                                 2,610,748.14

            Aggregate Discounted Contract Balance of Additional Contracts
            acquired during Collection Period                                                                      0.00

            Decline in Aggregate Discounted Contract Balance                                                 285,322.83

            Aggregate Discounted Contract Balance, as defined in Indenture
            Agreement, at the ending of the related Collection Period                                  ----------------
                                                                                                           2,325,425.31
                                                                                                       ================

            Components of Decline in Aggregate Discounted Contract Balance:
                - Principal portion of Contract Payments  and Servicer Advances         285,322.83

                - Principal portion of Prepayment Amounts                                     0.00

                - Principal portion of Contracts repurchased under Indenture
                    Agreement Section 4.02                                                    0.00

                - Aggregate Discounted Contract Balance of Contracts that have
                    become Defaulted Contracts during the Collection Period                   0.00


                - Aggregate Discounted Contract Balance of Substitute
                    Contracts added during Collection Period                                  0.00

                - Aggregate Discounted Contract Balance of Predecessor Contracts
                    withdrawn during Collection Period                                        0.00
                                                                                   ---------------
                        Total Decline in Aggregate Discounted Contract Balance          285,322.83
                                                                                   ===============

       AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED                                 ----------------
           COLLECTION PERIOD                                                                              19,063,999.35
                                                                                                       ================


                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


XIII.  CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

          POOL A                                                                                        Predecessor
                                                               Discounted            Predecessor        Discounted
          Lease #          Lessee Name                         Present Value         Lease #            Present Value
          --------------------------------------------------   -----------------     ---------------    ---------------
         3330-003         OPEN MRI TEXAS VENTURES, LLC             $784,197.29        835-503             $438,611.25
         3309-001         OPEN MRI ILLINOIS VENTURES, LLC        $1,004,239.10        869-501             $433,977.38
                          CASH                                      $69,086.19        878-501             $455,634.75
                                                                                      878-502             $455,364.75
                                                                                      1505-005             $73,664.45



                                                              ------------------                    -------------------
                                                  Totals:          $1,857,522.58                          $1,857,252.58

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                    $1,857,252.58
              b) ADCB OF POOL A AT CLOSING DATE                                                         $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                    1.15%

     DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
     a)  Total discounted Contract Balance of Predecessor Receivables                               $0.00
     b)  Total discounted Contract Balance of Substitute Receivables                                $0.00
     c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing    $0.00
           Agreement Section 7.02

     CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES              NO     X
                                                                                            ------------     ---------


          POOL B

          POOL A                                                                                        Predecessor
                                                               Discounted            Predecessor        Discounted
          Lease #          Lessee Name                         Present Value         Lease #            Present Value
          --------------------------------------------------   -----------------     ---------------    ---------------
                         NONE



                                                              ------------------                    -------------------
                                                  Totals:                  $0.00                                  $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                            $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                          $56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                      0.00%

              * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS
                        FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

     DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
     a)  Total discounted Contract Balance of Predecessor Receivables                         $0.00
     b)  Total discounted Contract Balance of Substitute Receivables                          $0.00
     c)  If (a) > (b), amount to be deposited in Collection Account per
            Contribution Servicing Agreement Section 7.02                                     $0.00

     CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                 YES              NO     X
                                                                                            ------------     ---------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 13, 2003


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING                                                                           Predecessor
                                                               Discounted         Predecessor     Discounted
Lease #   Lessee Name                                          Present Value      Lease #         Present Value
--------------------------------------------------             ----------------  -------------   -----------------
1097-507  ADVANCED HEALTHCARE RESOURCES                            $159,644.40    1778-001             $48,984.23
1238-501  WILLIAM F SKINNER, M.D.                                  $174,282.67    1777-001            $325,671.26
1505-005  NYDIC MEDICAL VENTURES VII, LLC                          $171,682.66    1855-001            $153,223.12
2488-001  HYDRO-TOUCH INC.                                         $110,973.88    1949-001             $94,307.11
          CASH                                                       $5,602.11



                                                               ----------------                  -----------------
                                                  Totals:          $622,185.72                        $622,185.72

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                        622,185.72
b) ADCB OF POOL A AT CLOSING DATE                                                                 $161,410,790.25
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                            0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables           $0.00
b)  Total discounted Contract Balance of Substitute Receivables            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
RELATED COLLECTION PERIOD                                 YES          NO   X
                                                          ---------    --------

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                     Predecessor
                                                               Discounted         Predecessor     Discounted
Lease #   Lessee Name                                          Present Value      Lease #         Present Value
--------------------------------------------------             ----------------  -------------   -----------------
          None


                                                               ----------------                  -----------------
                                                  Totals:                $0.00                              $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                $0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                  $56,843,333.29
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                            0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
  THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
  BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables           $0.00
b)  Total discounted Contract Balance of Substitute Receivables            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
RELATED COLLECTION PERIOD                                 YES          NO   X
                                                          ---------    --------

                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE JANUARY 13, 2003



XV.  POOL PERFORMANCE MEASUREMENTS


1.         AGGREGATE DISCOUNTED CONTRACT BALANCE

    CONTRACTS DELINQUENT > 90 DAYS                            TOTAL OUTSTANDING CONTRACTS
    This Month                          11,934.73             This Month                    19,063,999.35
    1 Month Prior                       15,260.58             1 Month Prior                 20,721,781.35
    2 Months Prior                      10,699.73             2 Months Prior                22,228,576.47

    Total                               37,895.04             Total                         62,014,357.17

    A) 3 MONTH AVERAGE                  12,631.68             B) 3 MONTH AVERAGE            20,671,452.39

    c) a/b                                  0.06%


2.  Does a Delinquency Condition Exist (1c > 6% )?
                                                                                                           Yes           No    X
                                                                                                               -------      -------

3.  Restricting Event Check

    A. A Delinquency Condition exists for current period?                                                  Yes           No    X
                                                                                                               -------      -------
    B. An Indenture Event of Default has occurred and is then continuing?                                  Yes           No    X
                                                                                                               -------      -------

4.  Has a Servicer Event of Default occurred?                                                              Yes           No    X
                                                                                                               -------      -------


5.  Amortization Event Check

    A. Is 1c > 8% ?                                                                                        Yes           No    X
                                                                                                               -------      -------
    B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
       not remedied within 90 days?                                                                        Yes           No    X
                                                                                                               -------      -------
    C. As of any Determination date, the sum of all defaulted contracts since the Closing date
       exceeds 6% of the ADCB on the Closing Date?                                                         Yes           No    X
                                                                                                               -------      -------




6.  Aggregate Discounted Contract Balance at Closing Date                                                  Balance  $218,254,123.54
                                                                                                                   -----------------


    DELINQUENT LEASE SUMMARY

                Days Past Due         Current Pool Balance             # Leases
                -------------         --------------------             --------

                      31 - 60                 1,438,037.73                   18
                      61 - 90                   161,467.78                    6
                     91 - 180                    11,934.73                    7



Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization